UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

Lineage Cell Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

California	001-12830	94-3127919
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200
Carlsbad, California		92008
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 287-8990

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	LCTX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 23, 2025, Lineage Cell Therapeutics, Inc. (“we,” “us,” “our,” the “Company,” or “Lineage”) issued a press release announcing 36-month visual acuity results from patients enrolled in a Phase 1/2a clinical study (ClinicalTrials.gov Identifier: NCT02286089) of RG6501 (OpRegen®) in patients with geographic atrophy (GA) secondary to age-related macular degeneration (AMD), which were presented at Clinical Trials at the Summit (CTS) 2025 by Christopher D. Riemann, M.D., Vitreoretinal Surgeon and Fellowship Director, Cincinnati Eye Institute and University of Cincinnati School of Medicine, on behalf of Roche and Genentech, a member of the Roche Group. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01 and in Exhibit 99.1 to this report is being furnished and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As previously reported, RG6501 (OpRegen®) is being evaluated in a Phase 1/2a clinical study in patients with GA secondary to AMD. OpRegen retinal pigment epithelium (RPE) cell therapy 36-month visual acuity results from patients enrolled in the study were presented at CTS 2025 on June 20, 2025. The presentation included that:

•
Improvement in visual acuity in Cohort 4 patients (patients with less advanced GA than in other cohorts) was present at 12 months (primary endpoint), 24 months, and has now persisted through 36 months.
•
Gains in best corrected visual acuity (BCVA) in Cohort 4 patients (less advanced GA) measured at 12 months remain evident through 36 months following subretinal administration of OpRegen cell therapy.
•
Mean change in BCVA among treated eyes for patients (n=10) completing 3-year follow up was +6.2 letters (compared to +5.5 letters at 24 months) (Early Treatment Diabetic Retinopathy Study (ETDRS) assessment).
•
Improvement in BCVA and outer retinal structure in patients with extensive OpRegen bleb coverage of their GA area was greater than in patients with limited coverage and persisted through month 36
•
Effects were greater on average in the five (5) patients with extensive OpRegen cell therapy coverage of atrophic areas at the time of surgical delivery.
o
In these patients’ treated eyes, the mean change in BCVA was +9.0 ETDRS letters for those completing 3-year follow-up (compared to +7.4 ETDRS letters at 24 months) (n=5).
•
Sustained evidence of retinal structural improvement by a quantitative Optical Coherence Tomography (OCT) analysis through 36 months was observed in treated eyes of Cohort 4 patients (less advanced GA than in other cohorts) following a single subretinal administration of OpRegen cell therapy.
•
At month 36, sustained evidence of retinal structure improvements in external limiting membrane (ELM) and RPE drusen complex (RPEDC) layers on OCT was observed in the subgroup of five patients in Cohort 4 with extensive OpRegen cell therapy bleb coverage of atrophic areas at the time of surgical delivery.
o
Mean improvement of RPEDC area compared with baseline was maintained in treated eyes from 24 months (+2.6 mm2; n=4) to 36 months (+1.9 mm2; n=5).
•
In comparison, mean change in RPEDC area decreased in untreated fellow eyes from 24 months (-2.8 mm2; n=4) to 36 months (-3.8 mm2; n=5).
o
Mean change in ELM area was maintained in treated eyes from 24 months (+0.8 mm2; n=4) to 36 months (+0.3 mm2; n=5).
•
In comparison, mean change in ELM area decreased in untreated fellow eyes from 24 months (-1.9 mm2; n=4) to 36 months (-3.4 mm2; n=5).
•
These data suggest that OpRegen cell therapy may counteract RPE cell dysfunction and loss in GA by providing support to the remaining retinal cells within atrophic areas, and these effects appear durable through at least 36 months after a single administration.

RG6501 (OpRegen) is being developed under an exclusive worldwide collaboration between Lineage, Roche and Genentech. A Phase 2a clinical study, known as the “GAlette” study, evaluating the success of subretinal delivery of OpRegen cell therapy to target areas of GA in patients with GA secondary to AMD is currently enrolling (ClinicalTrials.gov Identifier: NCT05626114). In addition to evaluating other surgical parameters, the GAlette study will test proprietary surgical devices in development for subretinal delivery of OpRegen cell therapy that have potential advantages over currently available devices and procedures.

Forward-Looking Statements

This report contains forward-looking statements. All statements, other than statements of historical facts, contained in this report are forward-looking statements. In some cases, forward-looking statements can be identified by terms such as “believe,” “aim,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “can,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “suggest,” or the negative version of these words and similar expressions. Such forward-looking statements include, but are not limited to: statements relating to the potential therapeutic benefits of OpRegen cell therapy in patients with GA secondary to AMD and the significance of the Phase 1/2a clinical study data reported to date. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Lineage’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this report, including, but not limited to, the following risks: that positive findings in early clinical studies of a product candidate may not be predictive of success in subsequent clinical studies of that candidate; that Roche and Genentech may not successfully advance OpRegen or be successful in completing clinical trials for OpRegen and/or obtaining regulatory approval for OpRegen in any particular jurisdiction; that the ongoing Israeli regional conflict may materially and adversely impact our manufacturing processes, including cell banking and product manufacturing for our cell therapy product candidates, all of which are conducted by our subsidiary in Jerusalem, Israel; that Lineage may not be able to manufacture sufficient clinical quantities of its product candidates in accordance with current good manufacturing practice; and those risks and uncertainties inherent in Lineage’s business and other risks discussed in Lineage’s filings with the Securities and Exchange Commission (SEC). Lineage’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. Further information regarding these and other risks is included under the heading “Risk Factors” in Lineage’s periodic reports with the SEC, including Lineage’s most recent Annual Report on Form 10-K filed with the SEC and its other subsequent reports, which are available on the SEC’s website at www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Lineage undertakes no obligation to update any forward-looking statement to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued on June 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date:	June 23, 2025	By:	/s/ George A. Samuel III
		Name: Title:	George A. Samuel III General Counsel and Corporate Secretary